ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Warranty reserve	$ 1,734	$ 1,491	$ 116
Compensation and benefits related	657	897	278
Professional services	2,043	780	517
Inventory purchases	86	620	381
Accrued sales and use tax	470	578	4
Transaction costs payable	577
Other	488	687	510
Total	$ 6,055	$ 5,053	$ 1,806